UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  October 2, 2000
                                                     ---------------

                       1STOPSALE.COM HOLDINGS INC.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

    Delaware                    0-31505                   23-3020677
 ---------------              ------------            -------------------
 (State or other              (Commission                (IRS Employer
 jurisdiction of              File Number)            Identification No.)
 incorporation)

         1422 Chestnut St., Suite 410, Philadelphia, PA 19102
         ----------------------------------------------------
          (Address of principal executive offices) (Zip Code)

  Registrant's telephone number, including area code:  (215) 569-9176
                                                       --------------


Item 5.  Other Events.

         The Registrant hereby incorporates by reference herein the Registrant's press release dated October 2, 2000 (such press release is filed as Exhibit 99.1 hereto).

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits. The following document is being filed herewith by the Registrant as an exhibit to this Current Report on Form 8-K:

         99.1   Press release of the Registrant dated October 2, 2000.


                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     1STOPSALE.COM HOLDINGS INC.
                                     Registrant

DATED: October 2, 2000               By: /s/ William Tay
       ---------------               -----------------------------------
                                     William Tay
                                     President & Chief Executive Officer



                             EXHIBIT INDEX

 EXHIBIT                                 DESCRIPTION
 -------                                 -----------

 99.1                        Press release of the Registrant dated
                             October 2, 2000.